Exhibit 10.87

RESOLUTION OF THE
COMPENSATION COMMITTEE
OF PHH CORPORATION

JUNE 27, 2007

     WHEREAS, pursuant to the PHH Corporation 2005 Equity and Incentive Plan (the “Plan”), PHH Corporation (the “Corporation”) has granted certain Restricted Stock Units and Non-Qualified Stock Options that provide for vesting or acceleration of vesting in the event that the Corporation meets certain annual performance targets for each of the 2005 through 2008 fiscal years (the “Performance Targets”);

     WHEREAS, the Compensation Committee has determined that it is appropriate to maintain the Performance Target for fiscal 2007 based upon the consolidated pre-tax income after minority interest for the Corporation.

     NOW, THEREFORE, BE IT:

     RESOLVED, that the Performance Target for fiscal 2007 is hereby set as consolidated pre-tax income after minority interest of $[***], excluding one-time items, such as merger related expenses, for the Corporation’s fiscal year ending December 31, 2007 for the vesting of (1) the Restricted Stock Units granted on February 1, 2005, as amended, in conversion of certain Restricted Stock Units granted by Cendant Corporation in 2004; (2) the Non-Qualified Stock Options granted on February 1, 2005, as amended, in conversion of certain Non-Qualified Stock Options granted by Cendant Corporation in 2004; (3) the Restricted Stock Units granted on June 28, 2005 and October 26, 2005, as amended; and (4) the Non-Qualified Stock Options granted on June 28, 2005, as amended; and

     RESOLVED, that the appropriate officers and employees of the Corporation are hereby authorized, empowered, and directed, in the name and on behalf of the Corporation, to execute, acknowledge, and deliver any and all documents, instruments, and papers, to give all notices that may be required or appropriate, and to take or cause to be taken such actions as may be determined to be necessary, appropriate or advisable to carry out the intent or purposes of all of the foregoing resolutions, such determination to be evidenced conclusively by the execution and delivery of such documents or the taking of such actions.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.